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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 1999

                     ________________________________________

                         RELIANT ENERGY, INCORPORATED
            (Exact name of registrant as specified in its charter)


           Texas                       1-3187                   74-0694415
(State or other jurisdiction   (Commission File Number)       (IRS Employer
  of incorporation)                                         Identification No.)


             1111 Louisiana
             Houston, Texas                             77002
  (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (713) 207-3000
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Item 5.   Other Events.

          On September 15, 1999, Reliant Energy, Incorporated (the "Company") entered into an Underwriting Agreement covering the issue and sale of 17,167,381 of its 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (the "ZENS"). The ZENS were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement No. 333-86403) of the Company.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          The following exhibits are filed herewith:

          1.1 Underwriting Agreement, dated as of September 15, 1999, among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc.

          4.1 Subordinated Indenture, dated as of September 1, 1999, between the Company and Chase Bank of Texas, National Association, as Trustee.

          4.2 Supplemental Indenture No. 1, dated as of September 1, 1999, providing for the issuance of the Company's 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029.

          4.3 Form of 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (included in Exhibit 4.2 above).

          8.1  Opinion of Baker & Botts, L.L.P. as to certain tax matters.

                                      -2-

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RELIANT ENERGY, INCORPORATED



Date: September 20, 1999
                                 By: /s/ Mary P. Ricciardello
                                     ----------------------------------------
                                     Mary P. Ricciardello
                                     Senior Vice President and Comptroller

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